NEW COVENANT FUNDS

New Covenant Growth Fund
(the "Fund")

Supplement dated December 18, 2019
to the Prospectus dated October 31, 2019

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in the Principal Investment Strategy of the Fund

In the Fund Summary for the Fund, under the heading titled "Principal Investment Strategies," the first sentence is hereby deleted and replaced with the following text:

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity securities that are components of an index that represents broad exposure to the U.S. equity market (the "Index"), includes approximately 3,000 securities and is not concentrated in any particular industry.

Change in Benchmark Index of the Fund

In the Fund Summary for the Fund, under the heading titled "Performance Information," under the sub-heading titled "Average Annual Total Returns (for the periods ended December 31, 2018)," the following text is hereby added:

This table compares the Fund's average annual total returns to those of a broad-based index and the Russell 1000 Index. On December 18, 2019, the Fund's benchmark changed from the Russell 1000 Index to the Russell 3000 Index, because the Adviser believes that the Russell 3000 Index better reflects the investment strategies of the Fund.

In addition, under the same sub-heading, the table is hereby deleted and replaced with the following:

New Covenant Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	-6.07%	5.96%	10.93%
Fund Return After Taxes on Distributions	-7.48%	3.77%	9.47%
Fund Return After Taxes on Distributions and Sale of Fund Shares	-2.53%	4.24%	8.87%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	-5.24%	7.91%	13.18%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	-4.78%	8.21%	13.28%

In addition, in the section titled "More Information about the Funds' Benchmark Indexes," the following text is hereby added in the appropriate alphabetical order thereof:

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1256 (12/19)

NEW COVENANT FUNDS

New Covenant Growth Fund
(the "Fund")

Supplement Dated December 18, 2019
to the Statement of Additional Information ("SAI") dated October 31, 2019

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in the Principal Investment Strategy of the Fund

Under the section titled "Investment Objectives and Policies," the third sentence following the header "Growth Fund" is hereby deleted and replaced with the following text:

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity securities that are components of an index that represents broad exposure to the U.S. equity market (the "Index"), includes approximately 3,000 securities and is not concentrated in any particular industry.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1257 (12/19)